UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2026

PYROPHYTE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40957	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3262 Westheimer Road

Suite 706

Houston, Texas 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 701-4234

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As disclosed in the definitive proxy statement (the “Definitive Proxy Statement”) filed by Pyrophyte Acquisition Corp., a Cayman Islands exempted company (the “Company”), with the U.S. Securities and Exchange Commission on April 8, 2026, as well as other documents filed by the Company relating to the Extraordinary General Meeting (as defined below), Pyrophyte Acquisition LLC, a Delaware limited liability company (the “Sponsor”), agreed that if the Extension Amendment (as defined below) was approved at the Extraordinary General Meeting and adopted, then it or its designee would deposit a specified amount of cash per month into the Company’s trust account (the “Trust Account”) as a loan.

In connection with the approval of the Extension Amendment at the Extraordinary General Meeting, on April 28, 2026, the Company issued a promissory note to the Sponsor with a principal amount up to $1,200,000 (the “Fourth Extension Note”). The Fourth Extension Note bears no interest and is repayable in full upon the earlier of (i) the date of the consummation of the Company’s initial business combination and (ii) the date of the Company’s liquidation. If the Company does not consummate an initial business combination by the Extended Date (as defined below), the Fourth Extension Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

In addition, on April 28, 2026, the Company amended and restated its previously issued unsecured amended and restated convertible promissory note (as so amended and restated, the “Working Capital Convertible Promissory Note”) with the Sponsor to extend the Maturity Date (as defined below) thereunder from the earlier of (i) April 29, 2026 and (ii) the effective date of an initial business combination to the earlier of (i) the Extended Date and (ii) the effective date of an initial business combination (such earlier date, the “Maturity Date”). The Company may borrow under the Working Capital Convertible Promissory Note for ongoing expenses reasonably related to the business of the Company and the consummation of an initial business combination. The Sponsor will have the option, at any time on or prior to the Maturity Date, to convert up to $1,500,000 outstanding under the Working Capital Convertible Promissory Note into warrants to purchase Class A ordinary shares of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), at a conversion price of $1.00 per warrant, with each warrant entitling the holder to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s initial public offering.

The foregoing descriptions of the Fourth Extension Note and the Working Capital Convertible Promissory Note do not purport to be complete and are qualified in their entirety by the provisions of the Fourth Extension Note and the Working Capital Convertible Promissory Note, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this item to the extent required.

Item 3.03. Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 is incorporated by reference in this item to the extent required.

A copy of the amendment to the Articles (as defined below) is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

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Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 28, 2026, the Company held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) at which its shareholders approved a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which the Company must consummate an initial business combination from April 29, 2026 to April 29, 2027 (the “Extended Date”), or an earlier date than the Extended Date as determined by the Company’s board of directors (the “Extension Amendment”).

The following is a tabulation of the votes with respect to the Extension Amendment, which was approved by the Company’s shareholders:

For	Against	Abstain
6,366,583	0	0

In addition, on April 28, 2026, the Company filed with the Cayman Islands Registrar of Companies a notice of the special resolutions amending the Articles. Under Cayman Islands law, the amendment to the Articles took effect upon approval of the Extension Amendment.

Item 8.01. Other Events.

The Sponsor determined to increase the monthly amount that it or its designee would deposit into the Trust Account as a loan in connection with the Extension Amendment from (a) an amount equal to the greater of (i) $0.05 per Class A Ordinary Share held by public shareholders (“public shares”) multiplied by the number of public shares then outstanding, and (ii) $75,000, to (b) $100,000 for each calendar month beginning on April 30, 2026, and ending on the earlier of (x) the Company’s liquidation and (y) the Extended Date (the “Fourth Extension Contribution Amount Increase”).

In connection with the Fourth Extension Contribution Amount Increase, the Company decided to extend the time in which the holders of its public shares may reverse any redemption requests until Friday May 1, 2026 at 5:00 p.m. Eastern Time. Shareholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions (e-mail: spacredemptions@continentalstock.com). Holders who wish to keep their redemption request do not need to take any action.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
3.1	Amendment to the Company’s Amended and Restated Memorandum and Articles of Association.
10.1	Promissory Note, dated as of April 28, 2026, issued to Pyrophyte Acquisition LLC.
10.2	Fourth Amended and Restated Convertible Promissory Note, dated as of April 28, 2026, issued to Pyrophyte Acquisition LLC.
104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PYROPHYTE ACQUISITION CORP.

By:	/s/ Sten Gustafson
Name:	Sten Gustafson
Title:	Chief Financial Officer

Date: April 28, 2026

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